EXHIBIT 12.1


                            Section 906 Certification

         The certification set forth below is being furnished to the Securities and Exchange Commission solely for the purpose of complying with Section 1350 of Chapter 63 of Title 18 of the United States Code. This certification is not to be deemed filed pursuant to the Securities Exchange Act of 1934 and does not constitute a part of the Annual Report on Form 20-F (the "Report") to which this certification is being filed as an exhibit.

         Ramon Monell Valls, the Chief Executive Officer and Salvador Milan Alcaraz, the Chief Financial Officer of Banco Bilbao Vizcaya Argentaria, Chile S.A., each certifies that, to the best of his knowledge:

          1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Banco Bilbao Vizcaya Argentaria, Chile S.A.

         A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Banco Bilbao Vizcaya Argentaria, Chile S.A. and will be retained by Banco Bilbao Vizcaya Argentaria, Chile S.A. and furnished to the Securities and Exchange Commission or its staff upon request.


                                                  /s/ Ramon Monell V.
                                               ---------------------------
                                                   Ramon Monell V.
                                               Chief Executive Officer


                                                 /s/ Salvador Milan A.
                                               ---------------------------
                                                  Salvador Milan A.
                                               Chief Financial Officer